John Hancock Variable Insurance Trust
Supplement dated December 9, 2016
to the Prospectus dated May 1, 2016

All Cap Core Trust

Alpha Opportunities Trust

On December 8, 2016, the Board of Trustees of John Hancock Variable Insurance Trust approved an Agreement and Plan of Reorganization providing for the following fund reorganizations:

Acquired Fund	Acquiring Fund
All Cap Core Trust	Total Stock Market Index Trust
Alpha Opportunities Trust	Blue Chip Growth Trust

A meeting of the shareholders of each Acquired Fund has been scheduled for Tuesday, April 11, 2017, to seek approval of its reorganization.  Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, April 28, 2017.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any funds, nor is it a solicitation of any proxy.  For important information regarding any of these mergers, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger, once it is available, please call the appropriate phone number listed below.  The proxy statement/prospectus contains important information about fund objectives, strategies, fee, expenses and risk considerations.  The proxy statement/prospectus will also be available for free on the SEC’s website (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts:	(800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 827-4546
For John Hancock Life Insurance Company of New York variable annuity contracts:	(800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts:	(888) 267-7784

Money Market Trust

On December 8, 2016, the Board of Trustees of John Hancock Variable Insurance Trust approved changing the subadviser for Money Market Trust from John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”) to John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management (US)”).  Both John Hancock Asset Management (North America) and John Hancock Asset Management (US) are affiliates of the adviser to Money Market Trust and are indirect wholly owned subsidiaries of Manulife Financial Corporation.

A meeting of the shareholders of Money Market Trust has been scheduled for Tuesday, April 11, 2017, to seek approval of the subadviser change.  Subject to regulatory and shareholder approval, the subadviser change is scheduled to occur on Monday, May 1, 2017.

Equity Income Trust (the “fund”)

Effective January 1, 2017, the information found under “Fees and expenses” and “Expense example” is amended and restated as follows to reflect the new advisory fee schedule:

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee [1]	0.73	0.73	0.73
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Acquired fund fees and expenses [2]	0.01	0.01	0.01
Total annual fund operating expenses [3]	0.83	1.03	0.78

1 "Management fee" has been restated to reflect the contractual management fee schedule effective January 1, 2017.

2 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

3 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment medium and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expenses ($)	Series I	Series II	Series NAV
1 year	85	105	80
3 years	265	328	249
5 years	460	569	433
10 years	1,025	1,259	966

In addition, effective January 1, 2017, the advisory fee schedule for the fund, as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

0.825% first $100 million of the net assets of the fund;

0.800% next $100 million of the net assets of the fund *;

0.775% next $300 million of the net assets of the fund **;

0.750% next $500 million of the net assets of the fund ***;

0.750% next $500 million of the net assets of the fund ****; and

0.725% excess over $1.5 billion of the net assets of the fund.

(Aggregate Net Assets include the net assets of the fund and Equity Income Fund, a series of John Hancock Funds II (“JHF II”)).

* When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.800% on the first $200 million of Aggregate Net Assets.

** When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $500 million of Aggregate Net Assets and 0.750% on the amount above $500 million.

*** When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of Aggregate Net Assets.

**** When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1.5 billion of Aggregate Net Assets.

Mid Value Trust (the “fund”)

Effective January 1, 2017, the advisory fee schedule for the fund, as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

1.050% first $20 million of the net assets of the fund;

0.950% next $30 million of the net assets of the fund; and

0.950% excess over $50 million of the net assets of the fund. *

(Aggregate Net Assets include the net assets of the fund and Mid Value Fund, a series of JHF II.)

* When Aggregate Net Assets exceed $50 million on any day, the annual rate of advisory fee for that day is 0.950% on all assets.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

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